REVENUE FROM TIME CHARTERS - DIAMOND S SHIPPING INC. AND SUBSIDIARIES	6 Months Ended
Jun. 30, 2019
Diamond S Shipping
REVENUE FROM TIME CHARTERS

13.         REVENUE FROM TIME CHARTERS

The future minimum revenues, before inclusion of profit-sharing revenue, if any, expected to be received on irrevocable time charters for which revenues can be reasonably estimated and the related revenue days that the vessels are available for employment, and not including charterers’ renewal options, for the remaining three months of the year ending December 31, 2019, and annually for the years ending December 31 are as follows:

2019 (for the remaining three months of the year)	$22,127
2020	60,409
2021	21,758
2022	13,457
Total future committed revenue	$117,751